Significant changes in the current reporting period	6 Months Ended
Dec. 31, 2025
Disclosure Of Significant Changes In Current Reporting Period [Abstract]
Significant changes in the current reporting period	Significant changes in the current reporting period
(i)    Significant events
The financial position and performance of the Group was affected by the following event during the six months ended December 31, 2025.
•In December 2025, the Group entered into a new $125.0 million 5-year credit-line facility. The Group drew the first tranche of $75.0 million on closing, with $41.7 million of proceeds being used to repay in full the outstanding balance of the existing senior secured loan facility with Oaktree Capital Management, Inc. (“Oaktree”) and $25.0 million of proceeds being used to repay in part the loan and security agreement with NovaQuest Capital Management, L.L.C. (“NovaQuest”). Refer to Note 5(d)(i) for more details on this credit-line facility. As part of the credit-line facility, warrants were granted to purchase 3,225,756 shares or 322,576 American Depositary Shares (“ADSs”) under a 1‑for‑10 ADS ratio, at A$3.20 per share, a 15% premium to the 30-day VWAP, with the ADS price calculated using the USD spot rate at the time of exercise. Refer to Note 5(e)(vi) for more details on warrants issued.